CENTRUS ENERGY CORP. EMPLOYEE RESTRICTED STOCK UNIT AWARD NOTICE (PERFORMANCE BASED) Centrus Energy Corp., a Delaware corporation (the “Company”), hereby grants to [name of employee] (“you” or the “Grantee”), an Award of Restricted Stock Units (“RSUs”) subject to and conditioned upon your agreement to the terms of this Award Notice, the Restricted Stock Unit Award Agreement, which is attached hereto as Exhibit A (the “Agreement”), and the Centrus Energy Corp. 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), all of which are an integral part of and are hereby incorporated into this Restricted Stock Unit Award Notice. Capitalized terms used but not defined in this Award Notice or the Agreement shall have the meanings set forth in the Plan. Grant Date [ ] Number of Restricted Stock Units (“RSUs”) Granted [number of RSUs] Vesting Schedule The RSUs shall become vested on [ ] provided that (i) Grantee has been continuously employed with the Company from the date hereof through the vesting date identified above and (ii) the performance criteria set forth on Schedule I to the Agreement (the “Threshold Vesting Requirement”) have been satisfied.] Subject to the provisions of the Agreement and the Plan, (i) the Restricted Stock Units shall become vested and nonforfeitable in accordance with the vesting schedule set forth above, (ii) Shares (as defined in the Agreement) equal to the number of Restricted Stock Units issuable to the Grantee under the Agreement shall become distributable upon vesting, and (iii) actual settlement of the Shares shall occur in accordance with the Agreement. Any date on which any RSUs hereunder become vested in accordance with the provisions of this Award Notice, the Agreement and the Plan is referred to as a “Vesting Date.” This Award Notice may be executed in two or more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement. Centrus Energy Corp. By: By signing below and returning this Award Notice to the Company, you acknowledge receipt of the Agreement and the Plan; accept the Restricted Stock Units that have been granted to you; and agree to be bound by all of the provisions set forth in this Award Notice, the Agreement and the Plan.

ACKNOWLEDGED AND AGREED BY: [Name of Grantee] Signature Date Enclosures: Exhibit A: Restricted Stock Unit Award Agreement Centrus Energy Corp. 2014 Equity Incentive Plan, as amended

Exhibit A CENTRUS ENERGY CORP. EMPLOYEE RESTRICTED STOCK UNIT AWARD AGREEMENT (PERFORMANCE BASED) EMPLOYEE RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Agreement”) dated as of _____________ (the “Date of Grant”), between Centrus Energy Corp., a Delaware corporation (the “Company”), and ________________ (the “Grantee”): R E C I T A L S: The Company has adopted the Centrus Energy Corp. 2014 Equity Incentive Plan, as amended and restated from time to time (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan or the Award Notice (as defined below). Grantee is an employee of the Company. The Company has elected to grant to Grantee an opportunity to receive the number of “Restricted Stock Units” or “RSUs” related to shares of the Company’s Class A common stock (the “Shares”) as set forth in the applicable Restricted Stock Unit Award Notice (the “Award Notice”), and subject to the terms and conditions set forth in this Agreement, the Award Notice and the Plan (the “Award”). Grantee is willing and desires to receive the Award pursuant to and upon the terms and conditions set out in this Agreement, the Award Notice and the Plan. As used herein, the terms “Restricted Stock Unit” and “RSU” shall mean a non-voting unit of measurement which represents the right to receive one Share for each unit that vests (subject to adjustment as provided in Section 16 of the Plan) solely for purposes of the Plan and this Agreement. The RSUs shall be used solely as a device for the determination of the issuance of Shares to eventually be made to Grantee if and to the extent such RSUs vest pursuant to Section 2 hereof and the terms of the Award Notice. NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows: 1. Grant of Restricted Stock Units. Pursuant to Section 9 of the Plan, the Company hereby grants to Grantee the RSUs set forth in the applicable Award Notice. The RSUs are subject to the terms and conditions set forth in this Agreement, the Plan and the Award Notice. The number of RSUs shall be subject to adjustment as provided in Section 16 of the Plan. 2. Vesting of Restricted Stock Units. The Award of RSUs will vest only in accordance with the vesting schedule stated in the applicable Award Notice, including satisfaction of the continuous employment conditions set forth in the Award Notice and the conditions set forth on Schedule I attached hereto and incorporated herein by reference (the “Threshold Vesting Requirement”), subject to Section 3 below.

3. Forfeiture Events. If Grantee’s service as an employee is terminated for any reason, then all unvested RSUs subject to this Award as of the date of termination shall be automatically forfeited and cancelled for no consideration. 4. Settlement of Restricted Stock Units. As soon as administratively practicable following a Vesting Date pursuant to Section 2for any of the RSUs subject to this Award and subject to Section 11, but in no event later than the later of the end of the calendar year in which the Vesting Date occurs or the 15th day of the third calendar month following such Vesting Date, the Company shall deliver to Grantee (or any transferee permitted under Sections 8 or 9 hereof) a number of Shares equal to the aggregate number of Restricted Stock Units that vested on the applicable Vesting Date, less to the extent applicable, the number of Shares withheld in accordance with Section 11. No fractional Shares shall be issued or delivered pursuant to this Agreement and upon settlement of a Grantee’s Restricted Stock Units, the value of any fractional Shares shall be paid to the Grantee in cash. The Company shall deliver such Shares for the benefit of Grantee by delivering to Grantee evidence of book entry Shares credited to the account of Grantee. The value of such Shares shall not bear any interest owing as a result of the passage of time. 5. Adjustment Provisions. The terms of the Award and the number of Restricted Stock Units granted hereunder shall be subject to adjustment, from time to time, in accordance with Section 16 of the Plan. 6. No Rights as Stockholder. Grantee shall have no right to vote Shares represented by Restricted Stock Units and shall have no rights as a stockholder of the Company with respect to Restricted Stock Units unless and until Shares are issued to the Grantee in settlement of the Restricted Stock Units pursuant to Section 4. 7. No Right to Continued Employment. Neither the Plan nor this Agreement shall confer on Grantee any right to continued employment with the Company. 8. Nontransferability. Except by will or under the laws of descent and distribution or as provided below, the Grantee shall not be permitted assign, alienate, pledge, attach, sell, or otherwise transferred or encumbered the RSUs. Any RSUs transferred in accordance with this Agreement shall continue to be subject to this Agreement (except that such transferred RSUs shall not be further transferable by the transferee). Compliance with Section 15 (Tax Withholding) of the Plan shall remain the responsibility of the original Grantee. Any transfer shall be subject to such other rules and procedures as the Committee may specify and the terms and conditions of the Plan. 9. Beneficiary. The Grantee may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any Shares or other consideration payable hereunder which may be made following the Grantee’s death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form and manner established by the Committee and shall not be effective unless and until received by the Committee during the Grantee’s lifetime. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Grantee or (if other than a natural person) failed or ceased to exist, the beneficiary shall be the Grantee’s spouse or, if no spouse survives the Grantee, the Grantee’s estate. 10. No Trust Fund Created. The RSUs shall not be treated as property or as a trust fund of any kind. To the extent that any person acquires a right to receive payments from the Company pursuant to this Agreement such right shall be no greater than the right of an unsecured general creditor of the Company. 11. Withholding. Grantee shall make arrangements satisfactory to the Company to pay to the Company all federal, state, local, foreign and other taxes required to be withheld with respect to the grant and vesting of Restricted Stock Units and issuance of Shares upon settlement of those RSUs hereunder. As of the date of this Agreement, taxes are required to be withheld when the Shares are issued to Grantee upon vesting and settlement of the Restricted Stock Units. The Company has no obligation to deliver Shares or other consideration under this Agreement until the Company’s tax withholding obligations have been satisfied in full by the Grantee. The Company shall have the right, but not the obligation, to deduct from the Shares deliverable to Grantee upon the grant, vesting or settlement of the RSUs, or to accept from the Grantee the tender of, a number of whole Shares having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company with regard thereto. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company’s rights in the preceding sentence shall not relieve Grantee of Grantee’s obligation to make satisfactory arrangements for satisfaction of withholding obligations as they become due. The Company intends the Restricted Stock Units to be exempt from Code Section 409A as short-term deferrals. Regardless of the Company’s actions in this regard, Grantee hereby acknowledges and agrees that the ultimate liability for any and all taxes is and remains Grantee’s responsibility and liability and that the Company makes no representations or undertaking regarding tax treatment of the Restricted Stock Units or issuance of the Shares. 12. Clawback. If Grantee is subject to any effective clawback, recoupment and/or anti-hedging policy of the Company or applicable law requiring such a policy, Grantee agrees that the RSUs will be subject to any compensation clawback, recoupment and/or anti-hedging policies that may be applicable to Grantee due to Grantee’s position with the Company, as such policies may be in effect from time to time and as approved by the Board or a duly authorized committee thereof, or, to the extent so required by applicable law.

13. Failure to Enforce Not A Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof. 14. Securities Laws. Upon the acquisition of any Shares pursuant to this Agreement, Grantee will make or enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws, with this Agreement, or as the Company otherwise deems necessary or advisable. Nothing herein shall require the Company to issue any Shares with respect to the Award if that issuance would, in the reasonable determination of the Company, constitute a violation of applicable law, including the securities laws, or the rules of any applicable securities exchange or securities association, as then in effect. Any Shares issuable upon vesting of any RSUs, when issued, shall bear appropriate legends required under the securities laws or if book-entry shares, restrictions on transfer. 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof. 16. Amendments; Entire Agreement. Except as otherwise provided in this Agreement or in the Plan, this Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto, or by an instrument in writing signed unilaterally by the Company if the Company determines that such amendment is required by law, or required otherwise to comply with or obtain for the Grantee or the Company any benefits, or permits the Grantee or the Company to avoid any penalties or additional taxes, under the Code or other revenue law, or is otherwise appropriate. The Award Notice, this Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. 17. Notices. Any notice, request, instruction or other document given under this Agreement shall be in writing and shall be addressed and delivered, in the case of the Company, to the General Counsel of the Company at the principal office of the Company and, in the case of Grantee, to Grantee’s address as shown in the records of the Company. Either the Grantee or the Company may change such party’s address for notices by notice duly given pursuant to this Section. 18. Award Subject to Plan. This Award is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. 19. Counterparts; Electronic Signature. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which together shall represent one and the same agreement (including electronic distribution or posting). This Agreement may be accepted by return signature or by electronic confirmation. Each party agrees that electronic signatures, whether digital or encrypted, of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Delivery of a copy of this Agreement or any other document contemplated hereby bearing an original or electronic signature by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original or electronic signature. [signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement. By execution of this Agreement, Grantee acknowledges receipt of a copy of or access to the Plan. CENTRUS ENERGY CORP. By: Name: Shahram Ghasemian Title: SVP, General Counsel, Chief Compliance Officer & Corporate Secretary ACKNOWLEDGED AND AGREED By: [Name of Grantee]

Schedule I Threshold Vesting Requirement The Company shall have reported a minimum of [ ] million Net Income in total for the three years ending December 31 of [ ] as filed in the Company’s annual reports on Form 10-K with the U.S. Securities and Exchange Commission for each of those years. Net Income for the threshold vesting requirement shall be adjusted as approved by the Board of Directors and/or the Committee, to eliminate or exclude the effects of unusual or non-recurring items, including but not limited to, the effect of accounting changes; tangible and intangible asset impairment charges; fees, expenses and charges associated with debt and/or equity financing transactions, merger and acquisition activity (including the purchase or sale of a business unit or its assets and any post transaction-related claims, litigation or settlement charges); exit and realignment activities; gains/losses from asset sales not made in the ordinary course of business; regulatory or law changes; retirement plan gains/losses; gains/losses or charges associated with material litigation, regulatory, tax or insurance settlements; sanctions or other actions taken as a result of the war in Ukraine, pandemics, natural disaster or similar events; and fluctuations in commodity prices or currency exchange rates.